Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Expense (Benefit), Continuing Operations [Abstract]
Income Taxes
Income Taxes
Income tax expense (benefit) on continuing operations consists of the following:

	Year Ended December 31,
	2013	2012	2011
	(In millions)
Current	$148	$224	$(11)
Deferred	57	21	142
	$205	$245	$131

Total income tax expense (benefit) was allocated as follows (in millions):

	Year Ended December 31,
	2013	2012	2011
Net earnings from continuing operations	$205	$245	$131
Tax expense (benefit) attributable to discontinued operations	(2)	5	59
Other comprehensive earnings (loss):
Unrealized gains (loss) on investments and other financial instruments	(29)	39	11
Unrealized gain (loss) on foreign currency translation and cash flow hedging	(2)	1	(1)
Reclassification adjustment for change in unrealized gains and losses included in net earnings	3	(7)	(16)
Minimum pension liability adjustment	16	5	(6)
Total income tax expense (benefit) allocated to other comprehensive earnings	(12)	38	(12)
Additional paid-in capital, stock-based compensation	(17)	(31)	(6)
Total income taxes	$174	$257	$172

A reconciliation of the federal statutory rate to our effective tax rate is as follows:

	Year Ended December 31,
	2013	2012	2011
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	3.0	2.2	1.4
Deductible dividends paid to FNF 401(k) plan	(0.2)	(0.1)	(0.2)
Tax exempt interest income	(1.4)	(1.3)	(2.7)
Release of valuation allowance	—	(0.8)	—
Nontaxable investment gains	—	(5.3)	—
Tax Credits	(1.4)	(0.5)	(0.8)
Equity Investments	(1.8)	(1.0)	0.1
Consolidated Partnerships	(0.4)	(0.2)	(0.8)
Non-deductible expenses and other, net	(1.3)	1.3	0.4
	31.5%	29.3%	32.4%

The significant components of deferred tax assets and liabilities at December 31, 2013 and 2012 consist of the following:

	December 31,
	2013	2012
	(In millions)
Deferred Tax Assets:
Employee benefit accruals	$46	$53
Other investments	80	58
Net operating loss carryforwards	89	106
Insurance reserve discounting	11	—
Accrued liabilities	30	30
Pension plan	—	12
Tax credits	62	66
State income taxes	9	9
Other	—	11
Total gross deferred tax asset	327	345
Less: valuation allowance	26	27
Total deferred tax asset	$301	$318
Deferred Tax Liabilities:
Title plant	$(83)	$(72)
Amortization of goodwill and intangible assets	(275)	(283)
Other	(13)	—
Investment securities	(53)	(65)
Depreciation	(14)	(10)
Insurance reserve discounting	—	(5)
Bad debts	(6)	(6)
Pension Plan	(1)	—
Total deferred tax liability	$(445)	$(441)
Net deferred tax liability	$(144)	$(123)

Our net deferred tax liability was $144 million and $123 million at December 31, 2013, and 2012, respectively. The significant changes in the deferred taxes are as follows: the deferred tax liability relating to insurance reserves decreased $16 million due primarily to a reduction in the claim reserves established for statutory and tax purposes. The deferred tax asset for Other investments increased by $22 million due to additional losses incurred by our investment in Ceridian. The deferred tax liability for investment securities decreased by $12 million due primarily to decreased unrealized investment gains. The deferred tax asset on pension plan decreased by $13 million due to minimum pension liability OCI adjustments. The deferred tax asset relating to net operating loss carryovers was reduced by $17 million due to net operating loss utilization by both FNF and Remy.
As of December 31, 2013 and 2012 we had a valuation allowance of $26 million and $27 million, respectively.
At December 31, 2013, we have net operating losses on a pretax basis of $248 million available to carryforward and offset future federal taxable income. Of the net operating losses $83 million are United States federal net operating losses arising from past acquisitions and are subject to an annual Internal Revenue Code Section 382 limitation.  These losses will begin to expire in year 2025 and we fully anticipate utilizing these losses prior to expiration. Thus, no valuation allowance has been established. Of the net operating losses, $165 million relate to Remy, including $101 million of United States net operating losses and $64 million of non-United States net operating losses.  These losses will begin to expire in year 2015 and we anticipate utilizing these losses prior to expiration after a valuation allowance of $7 million.
At December 31, 2013, we have $62 million of tax credits including $6 million of foreign tax credits, $40 million of general business credits from the O’Charley’s and J. Alexander’s acquisitions and $16 million of general business credits from Remy. We anticipate that these credits will be utilized prior to expiration after a valuation allowance of $3 million on the foreign tax credits, $10 million on the general business credits and $5 million on the Remy credits.
Tax benefits of $17 million, $31 million, and $6 million associated with the exercise of employee stock options and the vesting of restricted stock grants were allocated to equity for the years ended December 31, 2013, 2012, and 2011, respectively.
Income taxes have not been presented for the difference between the tax basis and the financial statement carrying amount for our investment in Remy because the reported amount of the investment can be recovered tax-free.

As of December 31, 2013 and 2012, we had approximately $15 million (including interest of $3 million) and $10 million (including interest of $2 million), respectively, of total gross unrecognized tax benefits that, if recognized, would favorably affect our income tax rate. These amounts are reported on a gross basis and do not reflect a federal tax benefit on state income taxes. We record interest and penalties related to income taxes as a component of income tax expense.
The Internal Revenue Service (“IRS”) has selected us to participate in the Compliance Assurance Program that is a real-time audit. During 2013, the IRS completed its examination of the tax year ended 2012, which resulted in no additional tax. We are currently under audit by the Internal Revenue Service for the 2013 and 2014 tax years.